SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2003

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                        0-26850                    34-1803915
------------------------     -------------------------      --------------------
(State of Incorporation)        (Commission File No.)       (IRS Employer
                                                            Identification No.)


                    601 Clinton Street, Defiance, Ohio 43512
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  419-782-5015.
                                                     -------------



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                                    FORM 8-K

Item 5.  Other Events.
------   ------------

     On February 24, 2003, First Federal Bank of the Midwest ("First Federal"), a wholly owned subsidiary of First Defiance Financial Corp., entered into a Purchase and Assumption Agreement (the "Agreement") with Rurban Financial Corp. and RFC Banking Company ("RFC") for the purchase of certain branches of RFC.

     A copy of the Agreement and the press release announcing the purchase are attached as exhibits.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

          (a)  and (b). Not applicable.

          (c)  Exhibits.

          See  Index to Exhibits.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST DEFIANCE FINANCIAL CORP.



                                            By: /s/ John C. Wahl
                                                    ---------------------------
                                                    John C. Wahl
                                                    Executive Vice President
                                                    and Chief Financial Officer



Date:  February 26, 2003



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                         Description
--------------                         -----------

      2 Purchase and Assumption Agreement by and among Rurban Financial Corp., RFC Banking Company and First Federal Bank of the Midwest, dated February 22, 2003


     99             Press  Release  of First  Defiance  Financial  Corp.,  dated
                    February 24, 2003